SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ]    Preliminary Proxy Statement             Confidential, for Use of the
 [x]    Definitive Proxy Statement              Commission Only (as permitted
 [ ]    Definitive Additional Materials         by Rule 14a-6(e)(2))      [ ]
 [ ]    Soliciting Material Pursuant to
        Rule 14a-11(c) or Rule 14a-12

                           James Monroe Bancorp, Inc.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [x]    No fee required.

 [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------

        2.   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             ------------------------------------------------------------------

        4.   Proposed maximum aggregate value of transaction:

             ------------------------------------------------------------------
        5.   Total Fee Paid:

             ------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials:

             ------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.  Amount Previously Paid:
                                   --------------------------------------------

        2.  Form, Schedule or Registration Statement No.:----------------------

        3   Filing Party:
                         ------------------------------------------------------

        4.  Date Filed:
                        ---------------------------

                            JAMES MONROE BANCORP INC.
                              3033 WILSON BOULEVARD
                         ARLINGTON, VIRGINIA 22201-3843

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 25, 2002

                        --------------------------------


TO THE SHAREHOLDERS OF JAMES MONROE BANCORP INC.:

     The Annual Meeting of Shareholders (the "Meeting") of James Monroe Bancorp, Inc. will be held on Thursday, April 25, 2002, at Country Club of Fairfax, 5110 Ox Road, Fairfax, Virginia at 6:30 P.M., for the following purposes:

     (1) To elect twelve (12) persons to serve as directors until the next annual meeting of shareholders and until their successors are duly elected and qualified;

     (2) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         ONLY SHAREHOLDERS OF RECORD AS OF MARCH 15, 2002 WILL BE ENTITLED TO VOTE AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING.


                                              By order of the Board of Directors



                                              Richard I. Linhart, Secretary


March 18, 2002

                           JAMES MONROE BANCORP, INC.
                        --------------------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002
                        --------------------------------

     This proxy statement is being sent to shareholders of James Monroe Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 6:30 p.m. on April 25, 2002 (the "Meeting"), and at any adjournment or postponement of the Meeting. The purposes of the Meeting are:

     (1) electing twelve (12) directors to serve until their successors are duly elected and qualified;

     (2) transacting such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

         The Meeting will be held at:

                             Country Club of Fairfax
                                  5110 Ox Road
                                Fairfax, Virginia

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 20, 2002. A copy of the Annual Report to Shareholders of James Monroe Bancorp, Inc. for the year ended December 31, 2001 also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 15, 2002, will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On that date, the Company had 960,467 shares of common stock, par value $1.00 per share (the "Common Stock"), outstanding, constituting the only class of stock outstanding, held by approximately 496 shareholders of record. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Meeting in the election of directors will be elected as directors in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

PROXIES

         Properly executed proxies received by the Company in time to be voted at the Meeting will be voted as specified by shareholders. In the absence of specific instructions, proxies received will be voted in favor of the election of the nominees for election as directors. Management does not know of any matters that will be brought before the Meeting, other than as described herein. If other matters are properly brought before the Meeting, the persons named in the proxy intend to vote such shares to which the proxies relate in accordance with their best judgment.

         Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose, in order to assure that their shares are voted. A proxy may be revoked at any time prior to the exercise of the authority granted thereby by:

          o delivering written notice of such revocation to the Company's Secretary prior to the Meeting.
          o by granting and delivering a later dated proxy with respect to such shares, or
          o    by attending the Meeting in person and voting the shares.

Attendance at the Meeting will not, in itself, revoke a proxy. If your shares are not registered in your name, you will need additional documentation from your recordholder in order to vote in person at the Meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting who will determine whether or not a quorum is present. Where, as to any matter submitted to shareholders for a vote, proxies are marked as abstentions (or shareholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and shares held in street name by brokers for which no voting instructions are given ("broker non-votes") will be treated as shares present and entitled to vote for quorum purposes but as unvoted.

         If you hold your shares in street name, please see the voting form provided by your broker for additional information regarding the voting of your shares. If your shares are not registered in your name, you will need additional documentation from your recordholder to vote the shares in person.

         The enclosed proxy is being solicited on behalf of the Board of Directors of the Company, which will pay the entire cost of solicitation. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telecopier, telegram, in person or otherwise. Such persons will not receive any additional or special remuneration or payment for such solicitation.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITIES OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information as of March 15, 2002 concerning the number and percentage of shares of Common Stock beneficially owned by its directors, executive officers, and by its directors and all executive officers as a group, as well as information regarding each other person known by the Company to own in excess of 5% of the outstanding Common Stock. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares. Except as set forth below, the Company knows of no other person or persons who beneficially own in excess of 5% of the Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.



                                                                                   Shares Beneficially
                 Name                 Age                 Position                        Owned(1)          Percentage
------------------------------------ ------- ---------------------------------- -------------------------- ------------

Directors

Fred A. Burroughs, III                 66                Director                        10,000                  1.04%

Dr. Terry L. Collins                   56                Director                        51,300(2)               5.31%
12701 Fair Lakes Circle
Fairfax, VA  22033

Norman P. Horn                         70                Director                        11,400                  1.18%
Dr. David C. Karlgaard                 55                Director                        54,200                  5.59%
12750 Fair Lakes Circle
Fairfax, VA  22033

Richard Linhart                        58        Director, Executive Vice                14,350                  1.47%
                                               President and Chief Operating
                                                          Officer
Richard C. Litman                      44                Director                        13,100                  1.35%

John R. Maxwell                        41        Director, President & CEO               43,680                  4.38%

Dr. Alvin E. Nashman                   75                Director                        25,600(3)               2.66%

Helen L. Newman                        58                Director                        26,200(4)               2.73%

Thomas L. Patterson                    49                Director                        12,869(5)               1.33%

David W. Pijor                         49        Chairman of the Board and               18,600(6)               1.91%
                                                         Director
Russell E. Sherman                     65                Director                        11,200                  1.16%

Executive Officers and Directors
as a Group  (12 individuals)                                                            292,499(1)              27.57%

Principal Shareholders

Nino Vaghi                                                                               79,650                  8.29%
C/o National Mailing Systems
1749 Old Meadow Road
McLean, VA  22101

------------------------------------

(1) The shares "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the U.S. Securities and Exchange Commission and may include shares owned by or for the individual's spouse and minor children and any other relative of the individual who lives in the same home, as well as shares to which the individual has, or shares, voting or investment power, or has the right to acquire beneficial ownership within sixty (60) days after March 15, 2002. Beneficial ownership may be disclaimed as to certain of the shares.

     Directors and executive officers beneficially own the following stock options which are exercisable within 60-days following March 15, 2002:
     Collins--6,300 shares; Horn--4,400 shares; Karlgaard--8,300 shares; Linhart--13,600 shares; Litman--8,100 shares; Maxwell--36,880 shares; Nashman--1,700; Patterson--3,800 shares; Pijor--12,300 shares; Sherman--5,200 shares.

(2) Includes 1,100 shares of Common Stock held individually by Mr. Collins' daughter. Mr. Collins disclaims beneficial ownership of the shares of Common Stock held by his daughter.

(3)  Includes 3,500 shares held individually by his spouse.

(Footnotes continued on following page)

(Footnotes continued from preceding page)

(4) Includes 20,500 shares of Common Stock held individually by Mrs. Newman and 2,000 shares of Common Stock held individually by her spouse.

(5) Includes 2,069 shares held in various trusts which Mr. Patterson has voting and/or investment power. Does not include 3,379 shares held by Mr. Patterson's sibling for benefit of Mr. Patterson's son.

(6) Includes 4,550 shares held individually by Mr. Pijor, 1,550 shares held jointly, and 200 shares held by his minor children which Mr. Pijor claims beneficial ownership.

                              ELECTION OF DIRECTORS

         Twelve (12) directors will be elected at the Meeting for a one-year term extending until the next annual meeting of shareholders, or until their successors shall have been elected and qualified. Each nominee currently serves as a director of the Company. Unless authority is withheld, proxies received in response to this solicitation will be voted for the nominees listed below. Directors are elected by a plurality of the votes cast at the Meeting. Each nominee has indicated a willingness to serve, however, if any nominee becomes unavailable to serve, proxies will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

         The Board of Directors recommends that shareholders vote FOR each of the nominees for election as directors of the Company.

         NOMINEES FOR ELECTION AS DIRECTOR

         The Board of Directors has fixed the number of persons constituting the Board of Directors at twelve (12), Each of the following persons currently serves as a director of Bancorp and the Bank. Directors serve for a one year term and until their successors have been elected and qualified.

         Set forth below is a description of the principal occupation and business experience of each of the directors and executive officers of Bancorp. Except as expressly indicated below, each person has been engaged in his principal occupation for at least five years. Each of the members of the Board of Directors has served since the organization of the Company in 1999, and has served as a director of the Bank since its inception in 1997, except Mr. Burroughs, who joined the Board of the Bank on February 10, 1999, and Mr. Linhart, who joined the Board of the Company in June 2000 and the Board of the Bank in May 2000.

         Fred A. Burroughs, III. Mr. Burroughs retired in 1997 from his position as Chairman of the Board and Chief Executive Officer of The Bank of Northern Virginia.

         Dr. Terry L. Collins. Dr. Collins is the Co-Founder and President of Argon Engineering Associates, founded in 1997 (Systems and Information Technology Firm). He was also the Vice President and General Manager of the Falls Church Operation of Raytheon E-Systems from 1989 - 1997.

         Norman P. Horn. Mr. Horn retired in 1997 from his position as a Principal in Homes, Lowry, Horn & Johnson, Ltd. (Accounting Firm).

         Dr. David C. Karlgaard. Dr. Karlgaard is the Founder, Chairman and President of PEC Solutions, Inc (Information Technology Firm) (listed on the Nasdaq National Market).

         Richard I. Linhart. Mr. Linhart has been Executive Vice President and Chief Operating Officer of the Bank since February 1998 and of Bancorp since its formation. Prior to that time, Mr. Linhart was President of ALM Associates from 1995 to 1998, Executive Vice President and CFO of Hubco, Inc., Mahwah, New Jersey from 1994 to 1995 and Executive Vice President and COO of NBT Bancorp, Norwich, New York from 1991 to 1994.

         Richard C. Litman. Mr. Litman is a Registered Patent Attorney; President of Litman Law Offices, Ltd.

         John R. Maxwell. Mr. Maxwell has been President and Chief Executive Officer of the Bank since April 1997 and of Bancorp since its formation. Prior to joining James Monroe Bank, he was Senior Vice President -

Lending of the Bank of Northern Virginia from 1988 to 1996 and Executive Vice President and Chief Lending Officer of the Bank of Northern Virginia from 1996 to 1997.

         Dr. Alvin E. Nashman. Dr. Nashman retired in 1991 from his position of Head of the Systems Group of Computer Sciences Corporation which he held for over 27 years. Mr. Nashman is a Director of Micros to Mainframes (publicly traded on Nasdaq); Director of Andreulis Corporation; Director of Spaceworks; and Director of Federal Sources, Inc.

         Helen L. Newman. Ms. Newman is Vice President of Government Operations for Gulfstream Aerospace Corporation.

         Thomas L. Patterson. Mr. Patterson is an attorney with Linowes and Blocher, LLP. (Law Firm) since May 2000. From November 1998 until May 2000 he was an attorney with Venable, Baetjer, Howard & Civiletti (or Tucker, Flyer & Lewis, which became a part of that firm in 1999). Mr. Patterson was Vice President - Real Estate Counsel of Federal Realty Investment Trust from March 1997 until September 1998, and prior to that time was an attorney in private practice.

         David W. Pijor. Mr. Pijor has been Chairman of the Bank since February 1997 and Chairman of Bancorp since its formation Mr. Pijor has been an attorney in private practice for the past 24 years and is currently Of Counsel to the firm of Sherman & Fromme, P.C. (Law Firm).

         Russell E. Sherman. Mr. Sherman is the President of Sherman & Fromme, P.C. (Law Firm).

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company and the Bank met 15 times in 2001. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors and by all committees on which such member served during the 2001 fiscal year.

         The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for the review and evaluation of Bancorp's internal controls and accounting procedures. It also periodically reviews audit reports with Bancorp's independent auditors, and recommends the annual appointment of such auditors. The Audit Committee is currently comprised of Messrs. Horn, Patterson and Pijor. Each of the members of the Audit Committee other than Mr. Pijor is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement During the 2001 fiscal year, the Audit Committee met once.

         The Board of Directors does not have a standing Nominating Committee. The Board has an Executive Compensation Committee that met three times during 2001. The Committee is currently comprised of Messrs. Horn, Pijor, Sherman and Burroughs. The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the development and administration of the Management Stock Option Plan and the Director Option Plan. The Committee also reviews and recommends executive compensation an incentive compensation awards and plans.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                                         Members of the Audit Committee

                                         David W. Pijor, Chairman
                                         Norman P. Horn
                                         Thomas L. Patterson

DIRECTORS' COMPENSATION

         Directors receive $200 for attendance at meetings of the Board of Directors of the Company or the Bank, and $50 for each committee meeting. Directors are entitled to receive options under the 1999 Director Option Plan. In 1999, directors received options to purchase 57,200 shares of Common Stock at an exercise price of $10.00 per share. The Directors' Option Plan was approved by stockholders in 1999. Under the Directors' Option Plan, 66,880 shares of common stock were available for issuance under options granted between 1999 and 2004. The purpose of the Directors' Option Plan is to enable Bancorp to continue to attract and retain outstanding outside directors, and to further the growth, development and financial success of Bancorp and the Bank. Only non-employee directors of Bancorp and any subsidiary are eligible to participate in the Plan. As of December 31, 2001 9,680 options remained available for issuance.

EXECUTIVE COMPENSATION

         The following table sets forth a comprehensive overview of the compensation for Mr. Maxwell, the President of the Bank and Bancorp, and executive officers who received total salary and bonuses of $100,000 or more during the fiscal year ended December 31, 2001.

                           SUMMARY COMPENSATION TABLE




                                                                               Long-term
                                        Annual Compensation               Compensation Awards
                                                                               Securities              All Other
 Name and Principal Position     Year       Salary           Bonus         Underlying Options       Compensation($)
-----------------------------   -------- -------------- ---------------- ------------------------ --------------------

John R. Maxwell, President       2001      $145,833         $38,000                -0-             Less than $10,000
and Chief Executive Officer
                                 2000      $133,750         $30,000                -0-             Less than $10,000

                                 1999      $118,750         $10,000                -0-             Less than $10,000

Richard I. Linhart, Executive
Vice President, Chief
Operating Officer                2001      $115,000         $27,000               1,800            Less than $10,000

                                 2000      $102,000         $25,000               1,800            Less than $10,000

                                 1999      $ 90,000         $ 8,000                -0-             Less than $10,000
-------------------------------

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                       Percent of Total
                          Number of Securities        Options Granted to          Exercise
                           Underlying Options         Employees in Fiscal         Price Per
       Name                      Granted                     Year                   Share               Expiration Date
---------------------    ------------------------    ----------------------     --------------       ------------------
John R. Maxwell                    -0-                        N/A                    N/A                    N/A

Richard I. Linhart                1,800                      28.8%                 $14.50            January 10, 2011
---------------------

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                  Number of Securities          Value of Unexercised
                                                                  Underlying Unexercised        In-The-Money Options at
                         Shares Acquired                       Options At December 31, 2001        December 31, 2001
       Name                On Exercise     Value Realized       Exercisable/Unexercisable     Exercisable/Unexercisable(1)
----------------------- ------------------ ------------------ ------------------------------- ----------------------------
John R. Maxwell                -0-                -0-                   36,880/-0-                    $304,260/$0

Richard I. Linhart             -0-                -0-                   13,000/600                  $101,850/$2,250
-----------------------

(1) Based on $18.25 per share, the last sale price of for the common stock as of January 31, 2002.

EMPLOYMENT AGREEMENTS

         John R. Maxwell. The Bank and Bancorp have entered into an agreement with Mr. Maxwell, which they have agreed to amend, pursuant to which Mr. Maxwell serves as President and Chief Executive Officer of each institution. Without cause or Mr. Maxwell's consent, he may not be removed from these positions, nor may any executive position higher than Mr. Maxwell's be established. The term of Mr. Maxwell's agreement as proposed to be amended expires on December 31, 2004, and is subject to automatic one-year extensions on each January 1 thereafter, provided that neither the Company nor Mr. Maxwell has given written notice of intention not to renew at least 90 days prior to the renewal date. The agreement provides for the payment of cash and other benefits to Mr. Maxwell, including a current base salary of $170,000 during the period January 1, 2002 to December 31, 2002. Mr. Maxwell's base salary for subsequent periods is subject to annual review by the Board of Directors. Under the agreement, as proposed to be amended, Mr. Maxwell is entitled to 28% of the award from the bonus pool established for employees. The amount of the pool is established by the Board of Directors, with the actual award based upon the achievement of income and asset size goals determined by the Board of Directors. Mr. Maxwell is also entitled to $1,000,000 of Bank paid life insurance (subject to increase based upon the percentage increase in base salary), use of a Bank owned or leased car and an automobile allowance, and is entitled to reimbursement of reasonable business expenses. Mr. Maxwell is entitled to reimbursement of income taxes payable upon the exercise of 36,880 options previously granted under the agreement, up to the amount of the tax benefit realized by Bancorp as a result of the exercise, and under certain circumstances, to registration of the shares under the securities laws. Mr. Maxwell is entitled to receive supplemental payments upon disability, in excess of those provided under Bancorp's generally applicable plan, to bring total payments to 60% of his base salary. Mr. Maxwell is also entitled to participate in any pension, retirement, profit sharing, stock purchase, stock option, insurance, deferred compensation and other benefit plans provided to other executives or employees.

         The agreement terminates as of the end of the initial or any renewal terms if either party gives notice of non-renewal. If Mr. Maxwell elects not to renew the agreement, he is not entitled to any additional payments, and is subject to a two year non-competition restriction. If the Bank or Bancorp elects not to renew the agreement, Mr. Maxwell is entitled to receive continued salary, bonus and benefits for 18 months, and is subject to the non-competition restriction for that period. If the agreement is terminated by Mr. Maxwell, at his option, within six months of a "change in control" (as defined), Mr. Maxwell shall be entitled to receive continued salary, bonus and benefits for two years, and is subject to the non-competition restriction for that period. If the agreement is terminated by the Bank or Bancorp in breach of the agreement, Mr. Maxwell is entitled to receive continued salary, bonus and benefits for 12 months, and is not subject to the non-competition restriction. If the agreement is terminated by the Bank or Bancorp due to Mr. Maxwell's breach, he is not entitled to any additional payments and is subject to the non-competition restriction for two years. The agreement prohibits conflicts of interests, and requires that Mr. Maxwell maintain the confidentiality of nonpublic information regarding the Bank, Bancorp and its customers.

         Richard I. Linhart. The employment agreement between the Bank and Bancorp and Mr. Linhart pursuant to which Mr. Linhart serves as Executive Vice President and Chief Operating Officer of the Bank expired on December 31, 2001. Although it is anticipated that a new two year employment agreement will be executed, no new agreement has been executed as of the date hereof. It is expected that any new agreement will provides for the payment of cash and other benefits to Mr. Linhart, including a base salary of $125,000 during the period January 1, 2002 to December 31, 2002, subject to annual review, provided that the salary may not be less than his base salary for the prior period, and a car allowance of $500 per month. Mr. Linhart is entitled to reimbursement of income taxes payable upon the exercise of the 10,000 options previously granted to him, up to the amount of the tax benefit realized by Bancorp as a result of the exercise, and under certain circumstances, to registration of the shares under the securities laws. Mr. Linhart is entitled to receive supplemental payments upon disability, in excess of those provided under Bancorp's generally applicable plan, to bring total payments to 60% of his base salary. Mr. Linhart is also entitled to participate in any pension, retirement, profit sharing, stock purchase, stock option, insurance, deferred compensation and other benefit plans provided to other executives or employees.

         It is anticipated that Mr. Linhart's agreement will provide that if the agreement is terminated by Mr. Linhart, at his option, for "good cause" (as defined) within six months of a "change in control" (as defined), Mr. Linhart would be entitled to receive continued salary and benefits for two years. If the agreement is terminated by the Bank or Bancorp in breach of the agreement, or by Mr. Linhart as a result of Bank's breach, Mr. Linhart is entitled to receive continued salary, bonus and benefits for the greater of twelve months or the remaining term of the agreement, and outplacement assistance from an organization of Mr. Linhart's choice, at a cost paid by the Bank and Bancorp of up to 18% of Mr. Linhart's base salary at the time of termination.

         401(k) Plan. Bancorp maintains a 401(k) defined contribution plan for all eligible employees. Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any plan year are eligible to participate. Under the plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution is determined annually by the Board of Directors, and is currently 50% of employee contributions up to 6% of salary. Contributions by the Company totaled $19,000 for the fiscal year ended December 31, 2001.

         Stock Option Plan. Bancorp also maintains the 1998 Stock Option Plan for key employees, pursuant to which options to purchase up to 91,880 shares of common stock may be issued as either incentive stock options or nonincentive stock options. As of December 31, 2001, options to purchase 60,880 share of common stock had been issued.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with some of its directors, officers, and employees and their associates. In the past, substantially all of such transactions have been on the same terms, including interest rates, maturities and collateral requirements as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

         The maximum aggregate amount of loans to officers, directors and affiliates of the Company during 2001 amounted to $1,535,000 representing approximately 12.8% of the Company's total shareholders' equity at December 31, 2001. In the opinion of the Board of Directors, the terms of these loans are no less favorable to Bancorp than terms of the loans from the Company to unaffiliated parties. On December 31, 2001, $1,481,000 of loans were outstanding to individuals who, during 2001, were officers, directors or affiliates of the Company. At the time each loan was made, management believed that the loan involved no more than the normal risk of collectibility and did not present other unfavorable features. None of such loans were classified as Substandard, Doubtful or Loss.

         David W. Pijor has performed legal services for the Company and the Bank in the ordinary course of their businesses, and the Company expects that he will continue to perform services for the Company and the Bank. In 2000 and 2001, the aggregate fees paid to Mr. Pijor by the Company and the Bank were $33,690 and $32,437, respectively. Fred A. Burroughs, III has a management consulting agreement with the Bank under which he receives $60,000 annually for business development services and activities.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file. The Company's directors and officers have been subject to the reporting requirements of Section 16(a) since April 30, 2001.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholder, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2001. Representatives of Yount, Hyde & Barbour are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Yount, Hyde & Barbour for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2001, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2001 was $27,720.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Yount, Hyde & Barbour during the year ended December 31, 2001 was $1,739. No portion of this amount related to fees for the design, implementation or operation of the Company's financial information systems.

                             FORM 10-K ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2001 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, RICHARD I. LINHART, 3003 WILSON BOULEVARD, ARLINGTON, VIRGINIA 22207.

                                 OTHER BUSINESS

         Management is not aware of any other matters to be presented for action by shareholders at the meeting. If, however, any other matters not now known or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the judgment on such matters.

                              STOCKHOLDER PROPOSALS

                  All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 22, 2002. Shareholder proposals and nominations not sought to be included in the Company's proxy materials must be received by the Company not later than January 24, 2003.

                                             By Order of the Board of Directors

                                             JAMES MONROE BANCORP INC.


                                             /s/ Richard I. Linhart

March 18, 2002                               Richard I. Linhart
                                             Secretary

                                                                    APPENDIX A

                           JAMES MONROE BANCORP, INC.

                             AUDIT COMMITTEE CHARTER

STATEMENT OF POLICY

         A soundly conceived, effective Audit Committee is essential to the management, operation and financial reporting process of James Monroe Bancorp, Inc. and its subsidiaries. The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibilities to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company.

ORGANIZATION

         MEMBERS

         There shall be a committee of the Board of Directors of James Monroe Bancorp, Inc. known as the Audit Committee. This Committee shall be composed of at least three (3) directors, a majority of whom are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

         At the Committee's discretion, management of the Company may attend meetings of the Audit Committee, but this attendance shall be in a non-voting capacity.

         Committee membership standards will be maintained in accordance with applicable banking laws and regulations.

         MEETINGS

         The Audit Committee shall meet at least annually. The Committee reserves the right to meet at other times as required and/or to meet without members of corporate management, internal audit or the independent accounting firm.

         MINUTES

         Minutes shall be prepared for all meetings of the Audit Committee to document the Committee's discharge of its responsibilities. The minutes shall provide an accurate record of the proceedings and shall be read and approved at the next meeting of the Committee.

AUTHORITY

         The authority for the Audit Committee is derived from the full Board of Directors of James Monroe Bancorp, Inc.

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; and (3) the independent and performance of the Company's internal and external auditors.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

RESPONSIBILITIES

         In fulfilling the stated role within the framework of the Audit Committee's Statement of Policy, the primary, general responsibilities of the Audit Committee will be as follows:

          o to provide for an internal audit function to serve all subsidiaries of the Company in an examining and advisory capacity

          o to provide for external audits of all corporate subsidiaries by suitable independent accountants

          o to serve as a focal point and reporting outlet for communications among non-committee directors, corporate management, internal auditors and independent accountants

          o to assist the Board of Directors in fulfilling its fiduciary responsibilities for financial reporting and internal accounting and operations controls

          o to act as an agent for the Board of Directors to help insure the independence of internal auditors and independent accountants, the integrity of management and the adequacy of disclosures to stockholders.

         Specific duties of the Audit Committee, within the noted general responsibilities, will include, but not be limited to, the following items:

          1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Based on the review and discussions noted in nos. 2 and 3 above, recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          8.   Approve the fees to be paid to the independent auditor.

          9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the board take appropriate action to insure the independence of the auditor.

          10. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          11. Review the appointment and replacement of the senior internal auditing executive, if applicable.

          12. Review the significant reports to management prepared by the internal auditing department and management's responses.

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provide by the auditor and the Company's response to that letter. Such review should include:

               a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

               b. Any changes required in the planned scope of the internal audit.

               c. The internal audit department responsibilities, budget and staffing.

          16. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                 REVOCABLE PROXY
                           JAMES MONROE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints David W. Pijor and John R. Maxwell and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of James Monroe Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of James Monroe Bancorp, Inc. to be held on April 25, 2002 and at any adjournment or postponement of the meeting.

ELECTION OF DIRECTORS

    [ ]    FOR all nominees listed below (except as noted to the contrary below)

    [ ]    WITHHOLD AUTHORITY to vote for all nominees listed below

    Nominees:   Fred A. Burroughs, III; Dr. Terry L. Collins; Norman P. Horn;
                Dr. David C. Karlgaard; Richard I. Linhart; Richard C. Litman;
                John R. Maxwell; Dr. Alvin E. Nashman; Helen L. Newman;
                Thomas L. Patterson; David W. Pijor; Russell E. Sherman

     (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the shareholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                           -------------------------------------
                                           Signature of Shareholder



                                           -------------------------------------
                                           Signature of Shareholder


                                           Dated:                         , 2002
                                                  -----------------------


    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

         [ ] Please check here if you plan to attend the Annual Meeting.